                                                                    EXHIBIT 99.1

EXHIBIT 99.1 - Unaudited Pro-forma Condensed Consolidated Financial Statements

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 1, 2001 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended October 1, 2000 and the 39-week period ended July 1, 2001 give effect to the bankruptcy of Silicon Film and the discontinuation of its operations. The pro forma information is based on the historical consolidated financial statements of the Company, giving effect to the bankruptcy, and the assumptions and adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. The Unaudited Pro Forma Condensed Consolidated Statement of Operations gives effect to the bankruptcy as if it occurred October 4, 1999. The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the bankruptcy as of July 1, 2001.

The Unaudited Pro Forma Condensed Consolidated Statements have been prepared by our management based upon audited Consolidated Financial Statements of the Company, which are contained in our Form 10-K for the year ended October 1, 2000, and the Unaudited Condensed Consolidated Financial Statements of the Company contained in our Form 10-Q for the 39-week period ended July 1, 2001. These Pro Forma Condensed Financial Statements may not be indicative of the results that actually would have occurred if the bankruptcy was completed on October 4, 1999 or July 1, 2001. The Unaudited Pro forma Condensed Consolidated Statements should be read in conjunction with the audited Consolidated Financial Statements and related Notes of the Company.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 1, 2000





                                                               Historical                                  Pro Forma
                                                               October 1,             Pro Forma            October 1,
                                                                  2000               Adjustments             2000
                                                              ------------           -----------         ------------
Revenues:
  Product sales                                               $  6,105,700           $         -         $  6,105,700
  Contract research & development                                4,282,900                     -            4,282,900
  Other                                                            381,200                     -              381,200
                                                              ------------           -----------         ------------
Total revenues                                                  10,769,800                     -           10,769,800
                                                              ------------           -----------         ------------
Cost and expenses:
  Cost of product sales                                          4,707,300                     -            4,707,300
  Cost of contract revenues                                      4,087,300                     -            4,087,300
  General and administrative                                     9,010,200            (2,043,000)(1)        6,967,200
  Research and development                                       8,984,200            (4,003,800)(1)        4,980,400
                                                              ------------           -----------         ------------
                                                                26,789,000            (6,046,800)          20,742,200
                                                              ------------           -----------         ------------
Loss from operations                                           (16,019,200)            6,046,800           (9,972,400)

  Interest expense                                                (184,000)               39,200 (1)         (144,800)
  Interest income                                                  202,200               (43,400)(1)          158,800
  Other                                                                  -                     -                    -
                                                              ------------           -----------         ------------

Loss before minority interest
  and provision for income taxes                               (16,001,000)            6,042,600           (9,958,400)
Minority interest in loss of subsidiaries                          965,900              (945,000)(2)           20,900
Provision for income taxes                                          (3,200)                    -               (3,200)
                                                              ------------           -----------         ------------
Net Loss                                                      $(15,038,300)          $ 5,097,600         $ (9,940,700)
                                                              ============           ===========         ============

Basic and diluted net loss per share                          $      (0.37)                              $      (0.25)
                                                              ============                               ============
Weighted average number
 of shares outstanding                                          40,428,600                                 40,428,600
                                                              ============                               ============

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
---------------------------------------------------------------------------

(1)  To eliminate the expenses of Silicon Film.

(2) To eliminate the allocation of Silicon Film losses to minority shareholders.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE 39-WEEK PERIOD ENDED JULY 1, 2001



                                                Historical                                  Pro Forma
                                                  July 1,           Pro Forma                 July 1,
                                                   2001            Adjustments                 2001
                                               ------------        -----------             ------------
Revenues:
   Product sales                               $  5,039,300        $         -             $  5,039,300
   Contract research & development                3,392,400                  -                3,392,400
                                               ------------        -----------             ------------
Total revenues                                    8,431,700                  -                8,431,700
                                               ------------        -----------             ------------
Cost and expenses:
   Cost of product sales                          4,308,000                  -                4,308,000
   Cost of contract revenues                      2,890,100                  -                2,890,100
   General and administrative                     9,489,800         (1,230,100)(1)            8,259,700
   Research and development                       8,596,100         (3,550,300)(1)            5,045,800
                                               ------------        -----------             ------------
                                                 25,284,000         (4,780,400)              20,503,600
                                               ------------        -----------             ------------
Loss from operations                            (16,852,300)         4,780,400              (12,071,900)

   Interest expense                                (139,100)            46,600 (1)              (92,500)
   Interest income                                  133,100             (1,600)(1)              131,500
   Other                                             (4,300)            22,600 (1)               18,300
                                               ------------        -----------             ------------
Loss before minority interest
   and provision for income taxes               (16,862,600)         4,848,000              (12,014,600)
Minority interest in loss of subsidiaries         1,164,800           (781,800)(2)              383,000
Provision for income taxes                           (4,000)                 -                   (4,000)
                                               ------------        -----------             ------------
Net loss                                       $(15,701,800)       $ 4,066,200             $(11,635,600)
                                               ============        ===========             ============

Basic and diluted net loss per share           $      (0.32)                               $      (0.24)
                                               ============                                ============
Weighted average number
  of shares outstanding                          48,424,000                                  48,424,000
                                               ============                                ============

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
--------------------------------------------------------------------------

(1)  To eliminate the expenses of Silicon Film.

(2) To eliminate the allocation of Silicon Film losses to minority shareholders.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET




                                                             Historical                                   Pro Forma
                                                                July 1,            Pro Forma               July 1,
                                                                 2001             Adjustments               2001
                                                           ------------          ------------           ------------
Assets
Current Assets:
 Cash and cash equivalents                                 $    841,700          $    (12,000)(1)       $    829,700
 Marketable securities                                          155,200                     -                155,200
 Restricted cash                                                400,000                     -                400,000
 Accounts receivable, net of allowances                       3,421,700                (1,700)(1)          3,420,000
 Inventory                                                    2,757,600            (1,570,900)(1)          1,186,700
 Other current assets                                           470,100              (198,800)(1)            271,300
                                                           ------------          ------------           ------------
  Total current assets                                        8,046,300            (1,783,400)             6,262,900

Equipment, furniture and fixtures, net                        7,349,800            (1,851,100)(1)          5,498,700
Goodwill                                                        148,100                     -                148,100
Capitalized software development costs                          680,000                     -                680,000
Other assets                                                  1,065,250              (476,100)(1)            589,150
                                                           ------------          ------------           ------------
                                                           $ 17,289,450          $ (4,110,600)          $ 13,178,850
                                                           ============          ============           ============
Liabilities and Shareholders' Equity
Current Liabilities:
 Accounts payable                                          $  5,508,200          $ (2,775,700)(1)       $  2,732,500
 Accrued expenses                                             1,483,400              (291,000)(1)
                                                                                      200,000 (2)          1,392,400
 Accrued loss on contracts                                      430,700                     -                430,700
 Accrued dividends                                              652,400              (652,400)(1)                  -
 Line of Credit                                                 641,200              (521,200)(1)            120,000
 Capital lease obligations - current portion                    318,500               (23,400)(1)            295,100
                                                           ------------          ------------           ------------
  Total current liabilities                                   9,034,400            (4,063,700)             4,970,700

Capital lease obligations                                       217,900               (32,800)(1)            185,100
Minority interest in consolidated subsidiaries                7,322,800               185,900 (1)
                                                                                   (6,702,800)(3)            805,900
                                                           ------------          ------------           ------------
    Total liabilities                                        16,575,100           (10,613,400)             5,961,700

Shareholders' Equity:
    Preferred stock
    Series B Convertible Cumulative Preferred                        25                     -                     25
    Series C Convertible Cumulative Preferred                        25                     -                     25
    Common stock                                                553,800                     -                553,800
    Paid-in capital                                          93,839,300                     -             93,839,300
    Accumulated deficit                                     (93,678,800)             (200,000)(2)
                                                                                    6,702,800 (3)        (87,176,000)
                                                           ------------          ------------           ------------
      Total shareholders' equity                                714,350             6,502,800              7,217,150
                                                           ------------          ------------           ------------
                                                           $ 17,289,450          $ (4,110,600)          $ 13,178,850
                                                           ============          ============           ============

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
-----------------------------------------------------------------

(1)  To eliminate the assets and liabilities of Silicon Film.

(2)  To record an accrual for expenses related to the wind-down of Silicon Film.

(3) To eliminate the minority interest liability associated with Silicon Film, which will be recognized in the Company's fourth fiscal quarter ended September 30, 2001 as a gain on disposal of Silicon Film.